Income Taxes - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets:
Net operating loss carryforwards	$ 41,856	$ 17,011
Research and development credit carryforward	4,545	2,810
Stock-based compensation	1,040	51
Property and equipment	178	40
Other accruals	734	464
Gross deferred tax assets	48,353	20,376
Valuation allowance	(48,353)	(20,376)
Total deferred tax assets— net	$ 0	$ 0